SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): November 8, 2005

BUFFETS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-116897	22-3754018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1460 Buffet Way
Eagan, Minnesota	55121
(Address of principal executive offices)	(Zip Code)

        Registrant’s telephone number, including area code: (651) 994-8608

NOT APPLICABLE

        (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

             (b)

              On November 8, 2005, Buffets Holdings, Inc. (the "Company") announced that in light of the promotion of R. Michael Andrews to Chief Executive Officer, Roe H. Hatlen resigned as CEO of the Company and its direct and indirect subsidiaries effective November 7, 2005. It is presently anticipated that Mr. Hatlen will continue to serve as a director of the Company.

             (c)

              On November 8, 2005, the Company announced that R. Michael Andrews was appointed Chief Executive Officer of the Company and each of its direct and indirect subsidiaries, effective as of November 7, 2005. The press release issued by the Company announcing this appointment is attached as Exhibit 99.1 to this report.

              R. Michael Andrews, Jr., age 42, has served as Executive Vice President and Chief Operating Officer of the Company and of Buffets, Inc. ("Buffets") since November 2004. He served as Executive Vice President and Chief Financial Officer of the Company from February 2004 to November 2004 and of Buffets from April 2000 to November 2004. From 1999 to 2000 Mr. Andrews served as Chief Financial Officer of Eerie World Entertainment, the parent company to Jekyll & Hyde Clubs. From 1998 to 1999 he was Chief Financial Officer of Don Pablo's Restaurants. Prior experience included twelve years of public accounting experience with KPMG Peat Marwick LLP from 1985 to 1994 and from 1995 to 1998, ending in the capacity of Senior Manager. From 1994 to 1995 Mr. Andrews served as a Senior Manager with Grant Thornton LLP.

              Mr. Andrews and the Company entered into a Severance Protection Agreement on September 29, 2000. The agreement entitles Mr. Andrews to continue to receive his salary, medical and health benefits, group term life insurance and long term disability coverage on the same basis as prior to termination of employment with the Company for 52 weeks following termination of employment for any reason other than for cause, disability or death upon execution of a release attached to the agreement. Mr. Andrews has no duty to mitigate the amounts payable under the agreement.

Item 9.01.  Financial Statements and Exhibits

             (c) Exhibits

                   Exhibit 99.1 Press Release of Buffets Holdings, Inc., dated November 8, 2005.

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SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 8, 2005

BUFFETS HOLDINGS, INC.
By:	/s/ R. Michael Andrews, Jr.

Name:	R. Michael Andrews, Jr.
Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description
99.1	Press release of Buffets Holdings, Inc., dated November 8, 2005.